     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 2001

                                                  REGISTRATION NO. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


                DELAWARE                                22-2674487
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
   of incorporation or organization)

   1100 LOUISIANA STREET, SUITE 2000
             HOUSTON, TEXAS                             77002-5215
(Address of Principal Executive Offices)                (Zip Code)


                         THE HOUSTON EXPLORATION COMPANY
                             1996 STOCK OPTION PLAN*
                    THE 1999 NON-QUALIFIED STOCK OPTION PLAN*
                            (Full title of the plan)


                              JAMES F. WESTMORELAND
                        1100 LOUISIANA STREET, SUITE 2000
                            HOUSTON, TEXAS 77002-5215
                                 (713) 830-6800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

                                   ----------

=======================================================================================================================

                                                               PROPOSED
                                                                MAXIMUM          PROPOSED MAXIMUM
                                           AMOUNT TO BE      OFFERING PRICE     AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED       REGISTERED(3)      PER SHARE(4)           PRICE (4)         REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share   200,636 shares(1)     $28.685            $ 5,755,244            $ 1,376
Common Stock, par value $0.01 per share   400,000 shares(2)     $28.685            $11,474,000            $ 2,742
-----------------------------------------------------------------------------------------------------------------------

(1) Additional shares of common stock of the registrant issuable pursuant to the 1996 Stock Option Plan (as amended and restated).

(2) Additional shares of common stock of the registrant issuable pursuant to the 1999 Non-Qualified Stock Option Plan (as amended).

(3) The number of shares of common stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(4) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h). The aggregate offering price and the registration fee are based upon the sum of the product obtained by multiplying 600,636 shares (the number of shares of Common Stock registered hereby as to which options may be granted under the 1996 Stock Option Plan and the 1999 Non-Qualified Stock Option Plan) by $28.685 (the average of the high and low prices of a share of Houston Exploration's common stock on the New York Stock Exchange on December 13, 2001, which is within 5 days of the filing of this registration statement).

*     See Explanatory Note.

================================================================================

                                EXPLANATORY NOTE


        This Registration Statement on Form S-8 is being filed solely to register additional securities. 2,333,276 shares of the registrant's common stock issuable under the 1996 Stock Option Plan were previously registered on Form S-8 filed on October 1, 1997 (File No. 333-36977) and 500,000 shares of the registrant's common stock issuable under the 1996 Stock Option Plan were previously registered on Form S-8 filed on October 5, 2000 (File No. 333-47370). 400,000 shares of the registrant's common stock issuable under the 1999 Non-Qualified Stock Option Plan were also previously registered on the Form S-8 filed on October 5, 2000.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

ITEM 1. PLAN INFORMATION.

        The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended. These documents and the documents incorporated herein by reference pursuant to Item 3 of Part II of this registration statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

        Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this registration statement (which documents are incorporated by reference in the Section 10(a) prospectus), other documents required to be delivered to eligible employees pursuant to Rule 428(b) or additional information about The Houston Exploration Company 1996 Stock Option Plan or the 1999 Non-Qualified Stock Option Plan are available without charge by contacting:

                                     James F. Westmoreland, Plan Administrator
                                     The Houston Exploration Company
                                     1100 Louisiana Street, Suite 2000
                                     Houston, Texas 77002-5215
                                     (713) 830-6800

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

              The Houston Exploration Company incorporates by reference in this registration statement the following documents filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended:

              1. Houston Exploration's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

              2. Houston Exploration's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001 and September 30, 2001; and

              3. The description of the common stock, par value $.01 per share, of Houston Exploration contained in Houston Exploration's registration statement on Form 8-A (File No. 001-11899) filed with the Commission on July 5, 1996 and amended on September 19, 1996.

              All documents filed by Houston Exploration pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this registration statement and prior to the termination of the offering made hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of the registration statement and the prospectus to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the registration statement or the prospectus.

ITEM 4. DESCRIPTION OF SECURITIES

              The information required by Item 4 is not applicable to this registration statement since the class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

              None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

              Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

              Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been made to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

              Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by
Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

              Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

              Section 5.07 of Houston Exploration's Restated Certificate of Incorporation, as amended, states that:

              "(a) No person who is or was a director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or
              (iv) for any transactions from which the director derived an improper personal benefit.

              (b) If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the personal liability of the directors to the Corporation or its stockholders shall be limited or eliminated to the full extent permitted by the DGCL, as so amended from time to time."

              Article VIII of Houston Exploration's Restated Bylaws further provides that Houston Exploration shall indemnify its officers, directors, employees and agents to the fullest extent permitted by law. Pursuant to such provision, Houston Exploration has entered into agreements with various of its officers, directors and employees which provide for indemnification of such persons.

              In addition, Houston Exploration and certain other persons may be entitled under agreements entered into with agents or underwriters to indemnification by such agents or underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribution with respect to payments which Houston Exploration or such persons may be required to make in respect thereof.

              The limitations on liability in Section 5.07 described above would apply to violations of the federal securities laws. However, the registrant has been advised that in the opinion of the SEC, indemnification for liabilities under the Securities Act of 1933 is against public policy and therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

         The information required by Item 7 is not applicable to this registration statement.

ITEM 8. EXHIBITS


      Exhibit
      Number      Description
      ------      -----------

         4.1 Restated Certificate of Incorporation of Houston Exploration, as amended (filed as Exhibit 3.1 to Houston Exploration's
                  Quarterly Report on Form 10-Q for the quarterly period ended
                  June 30, 1997 (File No. 001-11899) and incorporated by reference herein).

         4.2 Restated Bylaws of Houston Exploration (filed as Exhibit 3.2 to Houston Exploration's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (File No. 001-11899) and incorporated by reference herein).

         4.3      Amended and Restated 1996 Stock Option Plan (filed as Exhibit
                  10.1 to Houston Exploration's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 001-11899) and incorporated by reference herein).

         4.4      1999 Non-Qualified Stock Option Plan dated October 26, 1999
                  (filed as Exhibit 10.24 to Houston Exploration's Annual Report on Form 10-K for the year ended December 31, 1999 File No.
                  001-11899) and incorporated by reference herein).

        *4.5 First Amendment to the 1999 Non-Qualified Stock Option Plan dated December 11, 2001.

         4.6      Registration Rights Agreement dated as of July 2, 1996 between
                  The Houston Exploration Company and THEC Holdings Corp. (filed as Exhibit 10.13 to the Company's Registration Statement on
                  Form S-1 (Registration No. 333-4437) and incorporated by reference herein).

         4.7      Registration Rights Agreement between The Houston Exploration
                  Company and Smith Offshore Exploration Company (filed as
                  Exhibit 10.15 to the Company's Registration Statement on Form
                  S-1 (Registration No. 333-4437) and incorporated by reference herein).


         4.8 Registration Rights Agreement dated as of September 25, 1996 between The Houston Exploration Company and James G. Floyd
                  (filed as Exhibit 10.22 to the Company's Registration
                  Statement on Form S-1 (Registration No. 333-4437) and incorporated by reference herein).

         4.9 Supplemental Executive Pension Plan (filed as Exhibit 10.23 to the Company's Registration Statement on Form S-1 (Registration
                  No. 333-4437) and incorporated by reference herein).

         4.10 Form of Letter Agreement from The Houston Exploration Company to each of Charles W. Adcock, James F. Westmoreland and Thomas
                  E. Schwartz evidencing grants of Phantom Stock Rights effective as of December 16, 1996 (filed as Exhibit 10.27 to the Company's Annual Report on Form 10-K for the year ended
                  December 31, 1996 (File No. 001-11899) and incorporated by reference herein).

         4.11 Deferred Compensation Plan for Non-Employee Directors (filed as Exhibit 10.24 to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11899) and incorporated by reference herein).

         4.12     Indenture, dated as of March 2, 1998, between The Houston
                  Exploration Company and The Bank of New York, as Trustee, with respect to the 8 5/8% Senior Subordinated Notes Due 2008
                  (including form of 8 5/8% Senior Subordinated Note Due 2008)
                  (incorporated by reference to Exhibit 4.1 to the Company's
                  Registration Statement on Form S-4 (No. 333-50235)).

         4.13     Change of Control Plan dated October 26, 1999 (filed as
                  Exhibit 10.25 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-11899) and incorporated by reference herein).

        *5.1      Opinion of Andrews & Kurth Mayor, Day, Caldwell & Keeton
                  L.L.P. with respect to legality of the securities.

       *23.1      Consent of Arthur Andersen LLP

       *23.2      Consent of Netherland, Sewell & Associates.

       *23.3      Consent of Miller & Lents.

       *23.4      Consent of Andrews & Kurth Mayor, Day, Caldwell & Keeton
                  L.L.P. (included as part of Exhibit 5.1).

       *24.1 Power of Attorney (set forth on the signature page of this registration statement).

----------

* Filed herewith.

ITEM 9. UNDERTAKINGS

(a)      The undersigned registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 2 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                Provided, however, that paragraphs (a)(1)(i) and (a)1(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

         2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 13th day of December, 2001.

                                    The Houston Exploration Company
                                    (Registrant)


                                    By:  /s/ William G. Hargett
                                         ---------------------------------------
                                        William G. Hargett
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of The Houston Exploration Company hereby constitutes and appoints William G. Hargett and James F. Westmoreland, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 13th day of December, 2001.



               Signature                                         Title                                   Date
               ---------                                         -----                                   ----

/s/ William G. Hargett                  President, Chief Executive Officer and Director            December 13, 2001
-------------------------------         (Principal Executive Officer)
William G. Hargett


/s/ James F. Westmoreland               Vice President, Chief Accounting Officer, Comptroller      December 13, 2001
-------------------------------         and Secretary (Principal Financial and Accounting
James F. Westmoreland                   Officer)



/s/ Robert B. Catell                    Chairman of the Board of Directors                         December 13, 2001
-------------------------------
Robert B. Catell


/s/ Gordon F. Ahalt                     Director                                                   December 13, 2001
-------------------------------
Gordon F. Ahalt


/s/ David G. Elkins                     Director                                                   December 13, 2001
-------------------------------
David G. Elkins


/s/ Russell D. Gordy                    Director                                                   December 10, 2001
-------------------------------
Russell D. Gordy


/s/ Gerald Luterman                     Director                                                   December 13, 2001
-------------------------------
Gerald Luterman


/s/ Craig G. Matthews                   Director                                                   December 13, 2001
-------------------------------
Craig G. Matthews


/s/ H. Neil Nichols                     Director                                                   December 13, 2001
-------------------------------
H. Neil Nichols


/s/ James Q. Riordan                    Director                                                   December 13, 2001
-------------------------------
James Q. Riordan


/s/ Donald C. Vaughn                    Director                                                   December 13, 2001
-------------------------------
Donald C. Vaughn

                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER          DESCRIPTION
      ------          -----------

       4.1            Restated Certificate of Incorporation of Houston
                      Exploration, as amended (filed as Exhibit 3.1 to Houston
                      Exploration's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (File No. 001-11899) and incorporated by reference herein).

       4.2            Restated Bylaws of Houston Exploration (filed as Exhibit
                      3.2 to Houston Exploration's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (File No.
                      001-11899) and incorporated by reference herein).

       4.3            Amended and Restated 1996 Stock Option Plan (filed as
                      Exhibit 10.1 to Houston Exploration's Quarterly Report on
                      Form 10-Q for the quarter ended June 30, 1998 (File No.
                      001-11899) and incorporated by reference herein).

       4.4            1999 Non-Qualified Stock Option Plan dated October 26,
                      1999 (filed as Exhibit 10.24 to Houston Exploration's
                      Annual Report on Form 10-K for the year ended December 31,
                      1999 File No. 001-11899) and incorporated by reference herein).

      *4.5            First Amendment to the 1999 Non-Qualified Stock Option
                      Plan dated December 11, 2001.

       4.6 Registration Rights Agreement dated as of July 2, 1996 between The Houston Exploration Company and THEC Holdings
                      Corp. (filed as Exhibit 10.13 to the Company's
                      Registration Statement on Form S-1 (Registration No.
                      333-4437) and incorporated by reference herein).

       4.7            Registration Rights Agreement between The Houston
                      Exploration Company and Smith Offshore Exploration Company
                      (filed as Exhibit 10.15 to the Company's Registration
                      Statement on Form S-1 (Registration No. 333-4437) and incorporated by reference herein).

       4.8            Registration Rights Agreement dated as of September 25,
                      1996 between The Houston Exploration Company and James G.
                      Floyd (filed as Exhibit 10.22 to the Company's
                      Registration Statement on Form S-1 (Registration No.
                      333-4437) and incorporated by reference herein).

       4.9            Supplemental Executive Pension Plan (filed as Exhibit
                      10.23 to the Company's Registration Statement on Form S-1
                      (Registration No. 333-4437) and incorporated by reference herein).

       4.10           Form of Letter Agreement from The Houston Exploration
                      Company to each of Charles W. Adcock, James F.
                      Westmoreland and Thomas E. Schwartz evidencing grants of Phantom Stock Rights effective as of December 16, 1996
                      (filed as Exhibit 10.27 to the Company's Annual Report on
                      Form 10-K for the year ended December 31, 1996 (File No.
                      001-11899) and incorporated by reference herein).

       4.11           Deferred Compensation Plan for Non-Employee Directors
                      (filed as Exhibit 10.24 to the Company's Annual Report on
                      Form 10-K for the year ended December 31, 1997 (File No.
                      001-11899) and incorporated by reference herein).

       4.12           Indenture, dated as of March 2, 1998, between The Houston
                      Exploration Company and The Bank of New York, as Trustee, with respect to the 8 5/8% Senior Subordinated Notes Due
                      2008 (including form of 8 5/8% Senior Subordinated Note
                      Due 2008) (incorporated by

                      reference to Exhibit 4.1 to the Company's Registration
                      Statement on Form S-4 (No. 333-50235)).

         4.13         Change of Control Plan dated October 26, 1999 (filed as
                      Exhibit 10.25 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-11899) and incorporated by reference herein).

        *5.1          Opinion of Andrews & Kurth Mayor, Day, Caldwell & Keeton
                      L.L.P. with respect to legality of the securities.

       *23.1          Consent of Arthur Andersen LLP

       *23.2          Consent of Netherland, Sewell & Associates.

       *23.3          Consent of Miller & Lents.

       *23.4          Consent of Andrews & Kurth Mayor, Day, Caldwell & Keeton
                      L.L.P. (included as part of Exhibit 5.1).

       *24.1 Power of Attorney (set forth on the signature page of this registration statement).

----------

* Filed herewith.